Exhibit 99.1

For Immediate Release	Contact:	Ashley Barrie
561-365-1260
Ashley.Barrie@Carrier.com

Carrier Global Corporation Announces Patrick Goris Will Succeed Timothy McLevish as Senior Vice President & Chief Financial Officer as Part of Planned Transition

PALM BEACH GARDENS, Fla., October 19, 2020 — Carrier Global Corporation (NYSE: CARR) today announced that Patrick Goris (49) has been named Senior Vice President & Chief Financial Officer, effective November 16, 2020. Goris will succeed Timothy McLevish (65). To ensure a smooth transition, McLevish will remain with the Company until his retirement on February 15, 2021 in the role of Special Advisor to Carrier’s President & CEO Dave Gitlin.

“Patrick is an accomplished finance leader, with over 20 years’ experience leading global finance teams and a proven track record as a strategic leader in dynamic environments,” said Gitlin. “His experience in transformation will be invaluable as we continue to drive our growth strategy and position Carrier to deliver significant value for our shareowners. We are very pleased to welcome Patrick to the Carrier team.”

Since 2017, Goris has served as Senior Vice President & Chief Financial Officer of Rockwell Automation, Inc., a publicly traded provider of industrial automation and digital transformation solutions. Joining Rockwell Automation in 2006, he has held a number of senior roles including Vice President, Investor Relations, and Vice President, Finance, for the company’s Architecture & Software segment.

“Carrier is an iconic company and a recognized global leader, delivering innovative, sustainable solutions for buildings and the cold chain,” said Goris. “I look forward to collaborating with Dave and the talented management team to help drive and deliver sustained growth.”

“On behalf of Carrier, I want to extend my thanks to Tim for his partnership through a pivotal period in our history as we transitioned to a standalone, public company,” said Gitlin. “Tim’s deep experience and guidance have been critical, and his many contributions have established a strong foundation for our continued growth.”

“Over the past year, we successfully transitioned Carrier to a public company in an unprecedented external environment,” said McLevish. “The Company has delivered strong performance and is well-positioned for the future. We said in mid-September that 2020 results were tracking to the high end of our outlook and trends have improved further since that time. I have been honored to be part of the journey and believe that with the strength that we have seen in the business and our positioning for the future, this is the right time for me to transition the CFO role to Patrick.”

During the transition, Goris and McLevish will both serve on the Company’s Executive Leadership Team.

About Carrier

As the leading global provider of healthy, safe and sustainable building and cold chain solutions, Carrier Global Corporation is committed to making the world safer, more sustainable and comfortable for generations to come. From the beginning, we’ve led in inventing new technologies and entirely new industries. Today, we continue to lead because we have a world-class, diverse workforce that puts the customer at the center of everything we do. For more information, visit corporate.carrier.com or follow Carrier on social media at @Carrier.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws.  From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation from United Technologies (the “Separation”). Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, including the estimated costs associated with the Separation and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand, and distribution disruptions as the outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, including indebtedness incurred in connection with the Separation, capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier’s capital structure and credit ratings; (5) the timing and scope of future repurchases of Carrier’s common stock, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) risks resulting from less diversification and balance of operations across product lines, regions and industries due to the Separation; (10) the outcome of legal proceedings, investigations and other contingencies; (11) the impact of pension plan assumptions and on future cash contributions and earnings; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. and other countries in which Carrier and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which we and our businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the Separation; (18) a determination by the IRS and other tax authorities that the Distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Separation will exceed Carrier’s estimates; and (21) the impact of the Separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s registration statement on Form 10 and the reports of Carrier on Forms 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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